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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2006

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                        COMMUNITY SHORES BANK CORPORATION

             (Exact name of registrant as specified in its charter)

           MICHIGAN                   000-51166                 38-3423227
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)               Number)             Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code          231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of Mr. Jonathan L. Smith to the Board of Directors

      On December 20, 2006, the Board of Directors of Community Shores Bank Corporation (the "Company") elected a new director, Jonathan L. Smith. Mr. Smith has been elected to serve as a Class I director, and his initial term expires at the annual meeting of the shareholders in 2008. Also, on December 20, 2006, Mr. Smith was elected by the Board of Directors of the Company's wholly owned subsidiary, Community Shores Bank (the "Bank"), to serve as a director of the Bank for a term expiring at the 2007 annual meeting of the shareholders of the Bank.

      The Board of Directors of the Company has not made a determination regarding the committees of the Board to which Mr. Smith will be appointed. The election of Mr. Smith was not pursuant to any arrangement or understanding between Mr. Smith and any third party. As of the date of this report, neither Mr. Smith nor any member of his immediate family is a party, either directly or indirectly, to any transaction that the Company is aware of, that is required to be reported pursuant to Item 404(a) of Regulation S-B under the Securities Exchange Act of 1934.

      Mr. Smith will be compensated for his service on the Boards of Directors of the Company and the Bank, and any committees of those Boards on which he serves in accordance with the Company's and the Bank's compensation arrangements for non-employee directors. As disclosed in the Company's proxy statement for its 2006 annual meeting of shareholders, compensation for non-employee directors for 2006 consists of a $2,000 retainer, a fee of $250 for each Board or committee meeting attended, and for Board and committee chairpersons, additional chairperson fees of $50 to $150 per meeting. For 2006, Mr. Smith will receive a meeting fee of $250 for each meeting of the Board of Directors of the Company or the Bank, or of a committee of either, that he attends. When meetings are held on the same day of the Boards of Directors of the Company and the Bank, or of committees of each having the same name or performing similar functions, directors and chairpersons usually receive only one meeting and chairperson fee for the two Board or committee meetings.

      For 2007, Mr. Smith will receive an annual retainer, meeting fees, and if applicable, chairperson fees, as approved by the Board of Directors of the Company or the Bank, and will be eligible to receive a stock option under the Company's 2005 Director Stock Option Plan.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMMUNITY SHORES BANK CORPORATION

                                       By: /s/  Tracey A. Welsh
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                                                Tracey A. Welsh
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer

Date:  December 20, 2006

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